Exhibit 99.1

Perella Weinberg Reports First Quarter 2025 Results
Financial Overview
•Revenues of $212 Million, Up 107% From a Year Ago
•Adjusted Pre-Tax Income of $21 Million, GAAP Pre-Tax Income of $12 Million
•Adjusted EPS of $0.28; GAAP Diluted EPS of $0.24
Talent Investment
•Year-to-Date Added Four Managing Directors
•Two Additional Partners and Two Additional Managing Directors to Join Firm in Coming Months
Capital Management
•Strong Balance Sheet with $111 Million of Cash and No Debt
•Retired More Than Five Million Shares and Share Equivalents through Purchase, Exchange and Net Settlement
•Returned $121 Million in Aggregate to Equity Holders
•Declared Quarterly Dividend of $0.07 Per Share

“Our first quarter revenues represented our highest Q1 on record and demonstrate the strength of our brand across industries and geographies. During this period of market volatility and against a rapidly changing geopolitical backdrop, we continue to help our clients achieve their strategic and financial objectives and invest in talent in attractive industry sectors to accelerate growth for our shareholders,” stated Andrew Bednar, Chief Executive Officer.

NEW YORK, NY, May 2, 2025 – Perella Weinberg Partners (the “Firm” or “PWP”) (NASDAQ:PWP) today reported financial results for the first quarter ended March 31, 2025.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Revenues

For the first quarter of 2025, revenues were $211.8 million, an increase of 107% from $102.1 million for the first quarter of 2024. Revenues were higher across product lines, sectors, and geographies, the result of larger transactions and related fee events compared to the prior year period.

Expenses

	Three Months Ended March 31,
	2025		2024
	GAAP	Adjusted	GAAP	Adjusted
Operating expenses	(Dollars in Millions)
Total compensation and benefits	$149.2	$141.9	$115.4	$86.1
% of Revenues	70%	67%	113%	84%
Non-compensation expenses	$50.9	$49.3	$40.3	$37.0
% of Revenues	24%	23%	39%	36%

GAAP total compensation and benefits were $149.2 million for the first quarter of 2025, compared to $115.4 million for the first quarter of 2024. Adjusted total compensation and benefits were $141.9 million for the first quarter of 2025, compared to $86.1 million for the same period a year ago. The increase in total compensation and benefits was due to a larger bonus accrual on an absolute dollar basis associated with higher revenues, partially offset by a lower compensation margin. On a GAAP basis, the increase was also offset by lower equity-based compensation due to the vesting of certain transaction-related incentive and partnership unit awards in 2024.

GAAP non-compensation expenses were $50.9 million for the first quarter of 2025, compared to $40.3 million for the first quarter of 2024. Adjusted non-compensation expenses were $49.3 million for the first quarter of 2025, compared to $37.0 million for the same period a year ago. The increase in non-compensation expenses was largely driven by higher professional fees tied to litigation spend and an increase in the cost of travel and related expenses. On a GAAP basis, the increase was partially offset by non-recurring partnership reorganization costs which were incurred in the first quarter of 2024.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Provision for Income Taxes

Perella Weinberg Partners currently owns 70.4% of the operating partnership (“PWP OpCo”) and is subject to U.S. federal and state corporate income tax on its allocable share of earnings. Income earned by the operating partnership is subject to certain state, local, and foreign income taxes.

For purposes of calculating adjusted if-converted net income (loss), we have presented our results as if all partnership units had been converted to shares of Class A common stock, and as if all of our adjusted results for the period were subject to U.S. corporate income tax. For the three months ended March 31, 2025, the effective tax rate for adjusted if-converted net income was (40)%. This tax rate includes $14.5 million of benefit from the vesting of restricted stock units at a share price higher than the grant price. The adjusted effective tax rate excluding this benefit would have been 29.5%.

Balance Sheet and Capital Management

As of March 31, 2025, PWP had $111.2 million of cash with no outstanding indebtedness and an undrawn revolving credit facility.

During the three months ended March 31, 2025, PWP returned $121.3 million in aggregate to our equity holders through: (i) the net settlement of 2,989,044 share equivalents at an average price per share of $23.33; (ii) the settlement of exchanges of 1,270,086 PWP OpCo units for cash at $22.65 per unit and the repurchase of 749,432 shares at an average price per share of $19.27 in open market transactions pursuant to PWP’s Class A common stock repurchase program; and (iii) the payment of aggregate dividends of $8.3 million to Class A common stockholders.

At March 31, 2025, there were 62.2 million shares of Class A common stock and 26.2 million partnership units outstanding.

The Board of Directors has declared a quarterly dividend of $0.07 per share of Class A common stock. The dividend will be paid on May 30, 2025 to Class A common stockholders of record on May 14, 2025.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Conference Call and Webcast

Management will host a webcast and conference call on Friday, May 2, 2025 at 9:00 am ET to discuss Perella Weinberg’s financial results for the first quarter ended March 31, 2025.

A webcast of the conference call will be made available in the Investors section of Perella Weinberg’s website at https://investors.pwpartners.com/.

The conference call can also be accessed by the following dial-in information:

•Domestic: (800) 267-6316
•International: (203) 518-9783
•Conference ID: PWPQ125

Replay

A replay of the call will also be available two hours after the live call through May 9, 2025. To access the replay, dial (800) 756-0554 (Domestic) or (402) 220-7213 (International). The replay can also be accessed on the Investors section of the Company’s website at https://investors.pwpartners.com/.

For those who listen to the rebroadcast of the call, we remind you that the remarks made are as of May 2, 2025, and have not been updated subsequent to the initial earnings call.

About Perella Weinberg

Perella Weinberg is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, financial sponsors, governments, and sovereign wealth funds. The Firm offers a wide range of advisory services to clients in some of the most active industry sectors and global markets. With approximately 700 employees, Perella Weinberg currently maintains offices in New York, London, Houston, Los Angeles, San Francisco, Paris, Chicago, Munich, Denver, and Calgary. The financial information of Perella Weinberg herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Contacts

For Perella Weinberg Investor Relations: investors@pwpartners.com
For Perella Weinberg Media: media@pwpartners.com
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with GAAP, we monitor certain non-GAAP financial measures to manage our business, make planning decisions, evaluate our performance and allocate resources. We believe that these non-GAAP financial measures are key financial indicators of our business performance over the long term and provide useful information regarding whether cash provided by operating activities is sufficient to maintain and grow our business. We believe that the methodology for determining these non-GAAP financial measures can provide useful supplemental information to help investors better understand the economics of our platform.

These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures. These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should examine our non-GAAP financial measures in conjunction with our historical consolidated financial statements and notes thereto included elsewhere in this press release.

Management compensates for the inherent limitations associated with using these non-GAAP financial measures through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Important factors, among others, that may affect actual results or outcomes include (but are not limited to): global economic, business and market conditions; the Company’s dependence on and ability to retain employees; the Company’s ability to successfully identify, recruit and develop talent; conditions impacting the corporate advisory industry; the Firm’s dependence on its fee-paying clients and fluctuating revenues from its non-exclusive, engagement-by-engagement business model; the high volatility of the Company’s revenues as a result of its reliance on advisory fees that are largely contingent on the completion of events which may be out of its control; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business, including actual, potential or perceived conflicts of interest and other factors that may damage its business and reputation; the Company’s successful formulation and execution of its business and growth strategies; substantial litigation risks in the financial services industry; cybersecurity and other operational risks; assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity; extensive regulation of the corporate advisory industry and U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy and laws (including the treatment of carried interest); and other risks and uncertainties described under “Part I—Item 1A. Risk Factors” in our Annual Report on Form 10-K.

The forward-looking statements in this press release and oral statements made from time to time by representatives of PWP are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2025 and the other documents filed by the Firm from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Consolidated Statements of Operations (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended March 31,
	2025	2024
Revenues	$211,831	$102,127
Expenses
Compensation and benefits	122,999	68,590
Equity-based compensation	26,245	46,807
Total compensation and benefits	149,244	115,397
Professional fees	19,196	11,060
Technology and infrastructure	9,289	8,772
Rent and occupancy	6,326	6,277
Travel and related expenses	5,644	4,585
General, administrative and other expenses	5,463	4,519
Depreciation and amortization	5,001	5,080
Total expenses	200,163	155,690
Operating income (loss)	11,668	(53,563)
Non-operating income (expenses)
Other income (expense)	231	2,657
Total non-operating income (expenses)	231	2,657
Income (loss) before income taxes	11,899	(50,906)
Income tax expense (benefit)	(9,474)	19,094
Net income (loss)	21,373	(70,000)
Less: Net income (loss) attributable to non-controlling interests	4,034	(34,156)
Net income (loss) attributable to Perella Weinberg Partners	$17,339	$(35,844)
Net income (loss) per share attributable to Class A common shareholders
Basic	$0.28	$(0.73)
Diluted	$0.24	$(0.91)
Weighted-average shares of Class A common stock outstanding
Basic	62,138,123	49,200,283
Diluted	75,839,577	90,519,358

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended March 31,
	2025	2024
Total compensation and benefits—GAAP	$149,244	$115,397
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	(13,675)
Public company transaction related incentives(2)	(7,318)	(12,350)
Business realignment costs(3)	—	(3,249)
Adjusted total compensation and benefits	$141,926	$86,123

Non-compensation expense—GAAP	$50,919	$40,293
TPH business combination related expenses(4)	(1,645)	(1,645)
Business Combination transaction expenses(5)	—	(1,622)
Adjusted non-compensation expense(6)	$49,274	$37,026

Operating income (loss)—GAAP	$11,668	$(53,563)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,675
Public company transaction related incentives(2)	7,318	12,350
Business realignment costs(3)	—	3,249
TPH business combination related expenses(4)	1,645	1,645
Business Combination transaction expenses(5)	—	1,622
Adjusted operating income (loss)	$20,631	$(21,022)

Income (loss) before income taxes—GAAP	$11,899	$(50,906)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,675
Public company transaction related incentives(2)	7,318	12,350
Business realignment costs(3)	—	3,249
TPH business combination related expenses(4)	1,645	1,645
Business Combination transaction expenses(5)	—	1,622
Adjustments to non-operating income (expenses)(7)	16	37
Adjusted income (loss) before income taxes	$20,878	$(18,328)

Income tax expense (benefit)—GAAP	$(9,474)	$19,094
Tax impact of non-GAAP adjustments(8)	3,815	(24,327)
Adjusted income tax expense (benefit)	$(5,659)	$(5,233)

Net income (loss)—GAAP	$21,373	$(70,000)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,675
Public company transaction related incentives(2)	7,318	12,350
Business realignment costs(3)	—	3,249
TPH business combination related expenses(4)	1,645	1,645
Business Combination transaction expenses(5)	—	1,622
Adjustments to non-operating income (expenses)(7)	16	37
Tax impact of non-GAAP adjustments(8)	(3,815)	24,327
Adjusted net income (loss)	$26,537	$(13,095)

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended March 31,
	2025	2024
Adjusted net income (loss)	$26,537	$(13,095)
Less: Adjusted income tax expense (benefit)	5,659	5,233
Add: If-converted income tax expense (benefit)(9)	(8,382)	(8,879)
Adjusted if-converted net income (loss)	$29,260	$(9,449)

Weighted-average diluted shares of Class A common stock outstanding	75,839,577	90,519,358
Weighted average number of incremental shares from if-converted PWP OpCo units(10)	27,051,350	—
Weighted-average adjusted diluted shares of Class A common stock outstanding(11)	102,890,927	90,519,358

Adjusted net income (loss) per Class A share—diluted, if-converted	$0.28	$(0.10)

Key metrics: (12)
GAAP operating income (loss) margin	5.5%	(52.4)%
Adjusted operating income (loss) margin	9.7%	(20.6)%
GAAP compensation ratio	70%	113%
Adjusted compensation ratio	67%	84%
GAAP effective tax rate	(80)%	(38)%
Adjusted if-converted effective tax rate	(40)%	48%

Notes to GAAP Reconciliation of Adjusted Results:

(1)Equity-based compensation not dilutive to investors in PWP or PWP OpCo includes the amortization of awards granted by PWP Professional Partners LP (the “Professional Partners Awards”), which were subject to the onetime accelerated vesting in the second quarter of 2024. The vesting of these awards did not economically dilute PWP shareholders’ interests relative to the interests of other investors in PWP OpCo.
(2)Public company transaction related incentives includes equity-based compensation for transaction-related restricted stock units (“RSUs”) and performance restricted stock units (“PSUs”), which are directly related to milestone events that were part of the business combination that closed on June 24, 2021 (the “Business Combination”), as well as employment taxes for these RSUs and PSUs. These expenses were outside of PWP’s normal and recurring bonus and compensation processes.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

(3)During the second quarter of 2023, we began a review of the business, which resulted in headcount reductions in order to improve compensation alignment and to provide greater flexibility to advance strategic opportunities. Costs were incurred through the first quarter of 2024 and included separation and transition benefits and the accelerated amortization (net of forfeitures) of certain equity-based awards, including certain Professional Partners Awards and transaction-related RSUs and PSUs, which would have been adjusted through adjustments (1) and (2) above notwithstanding the business realignment.
(4)On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. The adjustment reflects the amortization of intangible assets associated with the acquisition, and such assets will be fully amortized by November 30, 2026.
(5)Transaction costs that were expensed associated with the Business Combination, including (i) equity-based vesting for transaction-related RSUs issued to non-employees and (ii) costs incurred related to the partnership restructuring that was contemplated during the implementation of the up-C structure at the time of the Business Combination.
(6)See reconciliation below for the components of the consolidated statements of operations included in non-compensation expense—GAAP as well as Adjusted non-compensation expense.
(7)Includes the amortization of debt discounts and issuance costs for all periods presented.
(8)The adjusted income tax expense (benefit) represents the Company’s calculated tax expense (benefit) on adjusted non-GAAP results. It excludes the impact on income taxes of certain transaction-related items and other items not reflected in our adjusted non-GAAP results. It does not represent the cash that the Company expects to pay for taxes in the current periods.
(9)The if-converted income tax expense (benefit) represents the Company's calculated tax expense (benefit) on adjusted non-GAAP results assuming the exchange of all PWP OpCo units for PWP Class A common stock, resulting in all of the Company’s results for the period being subject to corporate-level tax.
(10)Represents the dilutive impact assuming the vesting and conversion of all PWP OpCo units to shares of Class A common stock.
(11)For the three months ended March 31, 2024, 5,278,079 shares from the assumed vesting of RSUs and PSUs were deemed antidilutive and excluded from the calculation.
(12)Reconciliations of key metrics from GAAP to Adjusted results are a derivative of the reconciliation of their components.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands)

	Three Months Ended March 31, 2025
	GAAP	Adjustments		Adjusted
Professional fees	$19,196	$—		$19,196
Technology and infrastructure	9,289	—		9,289
Rent and occupancy	6,326	—		6,326
Travel and related expenses	5,644	—		5,644
General, administrative and other expenses	5,463	—		5,463
Depreciation and amortization	5,001	(1,645)	(1)	3,356
Non-compensation expense	$50,919	$(1,645)		$49,274

	Three Months Ended March 31, 2024
	GAAP	Adjustments		Adjusted
Professional fees	$11,060	$(1,622)	(2)	$9,438
Technology and infrastructure	8,772	—		8,772
Rent and occupancy	6,277	—		6,277
Travel and related expenses	4,585	—		4,585
General, administrative and other expenses	4,519	—		4,519
Depreciation and amortization	5,080	(1,645)	(1)	3,435
Non-compensation expense	$40,293	$(3,267)		$37,026

(1)Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination.
(2)Reflects an adjustment to exclude transaction costs associated with the Business Combination.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.